BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International V.I. Fund

(the “Fund”)

Supplement dated December 16, 2011
to the Statement of Additional Information dated May 1, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of October 31, 2011:

International V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Turnill	2	20	37	0	0	0
	$1.498 Billion	$2.913 Billion	$5.028 Billion	$0	$0	$0
James Bristow, CFA	1	8	12	0	0	0
	$834.7 Million	$1.264 Billion	$3.748 Billion	$0	$0	$0
Gareth Williams	1	2	5	0	0	0
	$834.7 Million	$248.2 Million	$722.2 Million	$0	$0	$0

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is revised to add the following information with respect to the Fund:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Richard Turnill James Bristow, CFA Gareth Williams	BlackRock International V.I. Fund	MSCI World, MACI ACWI, MSCI EAFE and MSCI ACWI ex-US

Shareholders should retain this Supplement for future reference.

SAI-VAR-IVVI-1211SUP